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                                                                   Exhibit 10.50


                              Repayment Agreement*


This Agreement is made in Haidian District, Beijing on August 16, 2001 among the following parties:

Daniel Mao (Passport No.:  147356158);
Yan Wang (ID No.:  110108720523143);
Yuanchao Yan (ID No.:  110102195110262316);
Huai Lin (ID No.:  110108490903224);
Jie Wang (ID No.:  110108620528223);
Danhong Lin (ID No.:  110108620806184); and
Beijing Stone Rich Sight Information Technology Co., Ltd., with official address being: A1 Wanquanzhuang, Haidian District, Beijing (hereinafter "BSRS").

Whereas:

A. Zhidong Wang entered into a three-year term loan agreement with BSRS on October 18, 1999. Pursuant to the said loan Agreement, Zhidong Wang has borrowed RMB700,000 from BSRS to invest in the establishment of Beijing SINA Internet Information Services Co., Ltd.
(hereinafter "ICP Company").

B. Yan Wang entered into a three-year term loan agreement with BSRS on October 18, 1999. Pursuant to the said loan agreement, Yan Wang has borrowed RMB300,000 from BSRS to invest in the establishment of the ICP Company.

C. The ICP Company was 70% owned by Zhidong Wang and 30% owned by Yan Wang right after its establishment.

D. Zhidong Wang entered into the share transfer agreement on August 15, 2001 with each of Daniel Mao, Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin. Pursuant to the said share transfer agreements, Zhidong Wang has transferred 30% of the shares of the ICP Company to Daniel Mao and 10% of the shares of the ICP Company to each of Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin.

E. A debt transfer and assumption agreement was entered into on August 15, 2001 among Zhidong Wang, Daniel Mao, Yuanchao Yan, Huai Lin, Jie Wang, Danhong Lin and BSRS. Pursuant to the said debt transfer and assumption agreement, Zhidong Wang has transferred his repayment obligation under the aforementioned loan agreement with BSRS to Daniel Mao, Yuanchao Yan, Huai Lin, Jie Wang, and Danhong Lin; Daniel Mao has assumed RMB300,000 loan obligation from Zhidong Wang and each of Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin has assumed RMB100,000 loan obligation from Zhidong Wang.

F. As of the date of this Agreement, each of Daniel Mao and Yan Wang owns 30% of the shares of the ICP Company and each of Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin owns 10% of the shares of the ICP Company. To maintain their interest in the ICP Company, each of Daniel Mao and Yan Wang owes BSRS RMB300,000 and each of Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin owes BSRS RMB100,000.


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Therefore, the parties agree to the following regarding the repayment of loan from each of Daniel Mao, Yan Wang, Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin to BSRS:

1.      Repayment of Loan

1.1 BSRS has the right to request each of Daniel Mao, Yan Wang, Yuanchao Yan, Huai Lin, Jie Wang and Danhong Lin (each hereinafter "the borrowing party") to transfer his/her interest in the ICP Company to BSRS or any person specified by BSRS at any time; provided that such transfer will not be in violation of PRC laws and regulations.

1.2 The borrowing party shall execute all necessary documents relating to the transfer of the interest in the ICP Company within three days following the receipt of the transfer request from BSRS and shall cooperate with the designated transferee to complete all the procedures relating to the transfer of the interest in the ICP Company.

1.3 Should the borrowing party transfer part of his/her interest in the ICP Company to BSRS or the person specified by BSRS under BSRS' request, the borrowing party shall be viewed as having repaid the amount of the loan as calculated in accordance with the following formula:
        X=T(multiplication symbol) (A degrees(division symbol)B). X means the amount of the loan deemed repaid, T means the total amount of the loan, A means the number of shares of the ICP Company being transferred to BSRS or the person specified by BSRS, and B means the total number of the shares of the ICP Company held by the borrowing party.

1.4 BSRS agrees that the borrowing party's fulfillment of the obligation to transfer his/her full interest in the ICP Company to BSRS or the person specified by BSRS shall be viewed as having repaid all of his/her loan.

1.5 Unless with the written consent of the borrowing party, BSRS shall not request the borrowing party to repay his/her loan in any form other than the transfer of the interest of the ICP Company.

1.6 Unless with the written consent of the BSRS, the borrowing party shall not transfer any of his/her interest in the ICP Company to any third party.

1.7 The parties, on the basis of equality, mutual benefit and both faith and through friendly negotiations, shall determine the method of the repayment if the borrowing party, under the PRC laws and regulations, is not able to transfer his/her interest in the ICP Company to BSRS or the person specified by BSRS.

2.      Effective and Miscellaneous

2.1 This Agreement goes into effect as of the date of signature by the parties.

2.2 Should there is any conflict between this Agreement and any other prior agreements or arrangements among the parties, the terms of this Agreement shall prevail.

2.3 This Agreement has seven original copies with equal legal force and each to be held by one party.

2.4 Matters uncovered by this Agreement may be separately discussed and decided by the parties.


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Daniel Mao                                  Yan Wang

/s/ Daniel Mao                              /s/ Yan Wang
-----------------------------------         ------------------------------------
(Signature)                                 (Signature)


Yuanchao Yan                                Huai Lin

/s/ Yuanchao Yan                            /s/ Huai Lin
-----------------------------------         ------------------------------------
(Signature)                                 (Signature)


Jie Wang                                    Danhong Lin

/s/ Jie Wang                                /s/ Danhong Lin
-----------------------------------         ------------------------------------
(Signature)                                 (Signature)


Beijing Stone Rich Sight Information Technology Co., Ltd

Authorized Representative Signature:  /s/ Yan Wang



* This Agreement is originally written in Chinese and this is an English translation.